UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 7, 2022 (June 30, 2022)

SRAX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37916	45-2925231
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2629 Townsgate Road #215, Westlake Village, CA	91361
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(323) 694-9800

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common stock	SRAX	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Extension of Outstanding Original Issue Discount Senior Secured Convertible Debentures

On July 1, 2022, the holders (“Holders”) of $1,102,682 in principal of SRAX’s (the “Company”) Original Issue Discount Senior Secured Convertible Debentures (“Debentures”), representing all of the outstanding Debentures that were originally issued on June 30, 2020, entered into an agreement with the Company to (i) extend the maturity date of the Debentures until December 31, 2023 and (ii) extend the first date that monthly redemptions are required to be made by the Company to begin on January 1, 2023 (the “Debenture Extension”). As consideration for the Debenture Extension, the Company increased the principal amount outstanding on the Debentures by five percent (5%). Additionally, the holders of the Debentures have the unilateral right to extend the maturity date and monthly redemption period by an additional six (6) month period at any time prior to January 1, 2023 for an additional five percent (5%) to be added to the outstanding principal of such Debentures. The Debentures, including the additional principal added to the Debentures are secured by substantially all of the assets of the Company pursuant to a security agreement entered into between the Company and Holders contemporaneous with the original issuance of the Debentures (the “Security Agreement”).

Bridge Note

On June 28, 2022, we entered into a nonbinding term sheet regarding a $10 million revolving credit facility with one of the Holders. As part of the transaction, on July 1, 2022, the Company issued an original issue discount bridge note in principal amount of $650,000 (“Bridge Note”) to such Holder in exchange for $500,000 in cash. The Bridge Note is non-interest bearing and has a maturity date of August 15, 2022 (“Maturity Date”). The Company’s obligations pursuant to the Bridge Note are secured by substantially all of the assets of the Company pursuant to the terms of the Security Agreement.

Pursuant to the term of the Bridge Note, in the event that the Company completes a financing with the Holder (a “Qualified Offering”), then all amounts due under the Bridge Note will be exchanged for the securities issued in the Qualified Offering on the same terms as the Qualified Offering. In the event that a Qualified Offering is not consummated prior to the Maturity Date, and in the event that the Bridge Note is not paid off by the Company, then at the discretion of the Holder, all amounts due under the Bridge Note may be exchanged for the same terms as the Debentures issued on June 30, 2020. The terms of such Debenture offering were previously disclosed on the Company’s current report on Form 8-K filed on June 30, 2020 and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is incorporated by reference herein.

Item 4.01 Changes in Registrant’s Certifying Accountant.

RBSM LLP Declining to Stand for Reappointment

On June 30, 2022, RBSM LLP (“RBSM”), the independent registered public accounting firm to the Company, informed the Company of its decision not to stand for re-appointment as the independent registered public accounting firm of the Company. RBSM will cease its services as the Company’s independent registered accountants effective with the filing of the Company’s annual report on Form 10-K with the United States Securities and Exchange Commission. The Company’s Audit Committee accepted the resignation of RBSM and has selected a new independent public accounting firm. The Audit Committee anticipates the new firm commencing services upon the filling of the Form 10-K.

During the Company’s most recent two fiscal years and any subsequent interim period prior to RBSM’s notice to not stand for re-appointment, there were not any disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure except for an explanatory paragraph in the report regarding substantial doubt about the Company’s ability to continue as a going concern as described below.

Going Concern

As required by Item 304(a)(2) of Regulation S-K, in connection with an auditor declining to stand for reappointment, the Company is disclosing that RBSM’s report for the financial statements as of and for the years ended December 31, 2020 and 2019 contained explanatory paragraphs which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company has recurring losses from operations, limited cash flows, and an accumulated deficit. The Company’s financial statements for the year ended December 31, 2021 will also contain such explanatory paragraph which note there is substantial doubt as to the Company’s ability to continue as a going concern as the Company has recurring losses from operations, limited cash flows and an accumulated deficit.

During the Company’s two most recent fiscal years ended December 30, 2021 and 2020, and the subsequent interim period through the date of this report, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company has provided RBSM with a copy of the disclosures in this Current Report on Form 8-K prior to filing with the SEC. A copy of RBSM’s letter, stating it agrees with the statements made in this report, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 8.01 Other Events.

As previously disclosed in the current report on Form 8-K, filed by the Company on April 27, 2022, the Listing Qualifications Department of the Nasdaq Stock Market, LLC (“Nasdaq”) notified the Company that it did not comply with Nasdaq Listing Rule 5250(c)(1) because it had not yet filed its Annual Report on Form 10-K for the year ended December 31, 2021 (the “2021 Form 10-K”) with the SEC. The Company received an additional notice regarding Nasdaq Listing Rule 5250(c)(1) on May 24, 2022, because it had not yet filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 (the “2022 Q1 10-Q”). Nasdaq Listing Rule 5250(c)(1) requires listed companies to timely file all required periodic financial reports with the SEC.

Nasdaq provided the Company 60 days, or until June 20, 2022, to submit to Nasdaq a plan detailing how the Company intended to regain compliance with Nasdaq’s listing rules regarding timely filings. The Company timely submitted such plan on June 20, 2022 and on July 1, 2022, the Company received notice from Nasdaq that the Company was granted an extension of the full one hundred eighty (180) days, or until October 12, 2022, to regain compliance with Nasdaq’s continued listing rule as relates to the untimely filings.

Item 9.01 Financial Statement and Exhibits.

Exhibit No.	Description
16.1	Letter to SEC from RBSM LLP, dated July 7, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2022	SRAX, Inc.

	By:	/s/ Christopher Miglino
Christopher Miglino
Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description
16.1	Letter to SEC from RBSM LLP, dated July 7, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document